Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Sep. 28, 2024
Basis of Presentation and Summary of Significant Accounting Policies
Basis of Presentation and Summary of Significant Accounting Policies

1.  Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

Berry Global Group, Inc.’s (“Berry,” “we,” or the “Company”) consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) pursuant to the rules and regulations of the Securities and Exchange Commissions. Periods presented in these financial statements include fiscal periods ending September 28, 2024 (“fiscal 2024”) and September 30, 2023 (“fiscal 2023”). The Company’s U.S. based results for fiscal 2024 and fiscal 2023 are based on a fifty-two week period. The Company has evaluated subsequent events through the date the financial statements were issued.

The consolidated financial statements include the accounts of Berry and its subsidiaries, all of which includes our wholly owned and majority owned subsidiaries. The Company has certain foreign subsidiaries that report on a calendar period basis which we consolidate into our respective fiscal period. Intercompany accounts and transactions have been eliminated in consolidation.

On November 4, 2024 (the “Distribution Date”), Berry completed the spin-off and merger (the “spin-off”) of its former Health, Hygiene & Specialties Global Nonwovens and Films business (“HHNF”) with Glatfelter Corporation (“GLT”), to create Magnera Corporation (“Magnera”). To effect the spin-off, each Berry stockholder received 0.276305 shares of Magnera’s common stock for every one share of Berry common stock (which also reflects the 1-13 reverse stock split effected by Magnera on November 4, 2024), held by each such Berry stockholder on the spin-off record date. On November 5, 2024, Magnera’s common stock began trading on the New York Stock Exchange under the symbol “MAGN”. The Company did not retain any equity interest in Magnera.

In accordance with U.S. GAAP, the financial position and results of operations of the HHNF business have been recast and presented as discontinued operations and, as such, have been excluded from continuing operations for all periods presented. With the exception of Note 2, the Notes to the Unaudited Condensed Consolidated Financial Statements reflect the continuing operations of Berry. See Note 2 - Discontinued Operations below for additional information regarding discontinued operations.

Upon completion of the spin-off, Berry has concluded at November 4, 2024 that it has three reportable segments, based on the way the Chief Operating Decision Maker evaluates its financial performance and manages its operations. Prior to the completion of the spin-off, the Company had four reportable segments, Consumer Packaging North America, Consumer Packaging International, Flexibles, and the former Health, Hygiene & Specialties. The Company’s former Health, Hygiene & Specialties reportable segment included the Company’s HHNF business.

Statements in this report that are not of historical fact are forward-looking statements that involve risks and uncertainties that could affect the actual results of the Company. A description of the important factors that could cause Berry’s actual results to differ materially from the forward looking statements contained in this report may be found in this report and Berry’s other reports filed with the Securities and Exchange Commission (the “SEC”). For further information, refer to the consolidated financial statements, footnotes and definitions thereto included in the Company’s Annual Report on Form 10-K for the year ended September 28, 2024, filed with the SEC on November 26, 2024.

Revenue Recognition and Accounts Receivable

Our revenues are primarily derived from the sale of flexible and rigid products. Revenue is recognized when performance obligations are satisfied, in an amount reflecting the consideration to which the Company expects to be entitled. We consider the promise to transfer products to be our sole performance obligation. If the consideration agreed to in a contract includes a variable amount, we estimate the amount of consideration we expect to be entitled to in exchange for transferring the promised goods to the customer using the most likely amount method. Our main sources of variable consideration are customer rebates. There are no material instances where variable consideration is constrained and not recorded at the initial time of sale. Generally, our revenue is recognized at a point in time for standard promised goods at the time of shipment, when title and risk of loss pass to the customer. The accrual for customer rebates was $99 million and $94 million at September 28, 2024 and September 30, 2023, respectively, and is included in Other current liabilities on the Consolidated Balance Sheets. The Company disaggregates revenue based on reportable business segment, geography, and significant product line. See Note 11. Segment and Geographic Data.

Accounts receivable are presented net of allowance for credit losses of $17 million and $17 million at September 28, 2024 and September 30, 2023, respectively. The Company records current expected credit losses based on a variety of factors including historical loss experience and current customer financial condition. The changes to our current expected credit losses, write-off activity, and recoveries were not material for any of the periods presented.

The Company has entered into various factoring agreements to sell certain receivables to third-party financial institutions. Agreements which result in true sales of the transferred receivables, which occur when receivables are transferred without recourse to the Company, are reflected as a reduction of trade receivables on the consolidated balance sheets and the proceeds are included in the cash flows from operating activities in the consolidated statements of cash flows.

Research and Development

Research and development costs are expensed when incurred. The Company incurred research and development expenditures of $59 million and $67 million in fiscal 2024 and 2023, respectively.

Share-Based Compensation

The Company recognized total share-based compensation expense in continuing operations of $39 million and $35 million for fiscal 2024 and 2023, respectively. Share-based compensation attributable to discontinued operations was $7 million and $7 million in 2024 and 2023, respectively. The share-based compensation plan is more fully described in Note 10. Stockholders’ Equity.

Foreign Currency

For the non-U.S. subsidiaries that account in a functional currency other than U.S. dollars, assets and liabilities are translated into U.S. dollars using period-end exchange rates. Sales and expenses are translated at the average exchange rates in effect during the period. Foreign currency translation gains and losses are included as a component of Accumulated other comprehensive loss within Stockholders’ equity. Gains and losses resulting from foreign currency transactions are included in the Consolidated Statements of Income.

Cash and Cash Equivalents

All highly liquid investments purchased with a maturity of three months or less from the time of purchase are considered to be cash equivalents.

Inventories

Inventories are stated at the lower of cost or net realizable value and are valued using the first-in, first-out method. Management periodically reviews inventory balances, using recent and future expected sales to identify slow-moving and/or obsolete items. The cost of spare parts is charged to cost of goods sold when purchased. We evaluate our reserve for inventory obsolescence on a quarterly basis and review inventory on-hand to determine future salability. We base our determinations on the age of the inventory and the experience of our personnel. We reserve inventory that we deem to be not salable in the quarter in which we make the determination. We believe, based on past history and our policies and procedures, that our net inventory is salable. Inventory as of fiscal 2024 and 2023 was:

Inventories:	2024	2023
Finished goods	$835	$786
Raw materials	534	519
	$1,369	$1,305

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed primarily by the straight-line method over the estimated useful lives of the assets ranging from 15 to 40 years for buildings and improvements, 2 to 20 years for machinery, equipment, and tooling, and over the term of the agreement for capital leases. Leasehold improvements are depreciated over the shorter of the useful life of the improvement or the lease term. Repairs and maintenance costs are charged to expense as incurred. Property, plant and equipment as of fiscal 2024 and 2023 was:

Property, plant and equipment:	2024	2023
Land, buildings and improvements	$1,362	$1,309
Equipment and construction in progress	6,520	6,096
	7,882	7,405
Less accumulated depreciation	(4,255)	(3,828)
	$3,627	$3,577

Long-lived Assets

Long-lived assets, including property, plant and equipment and definite lived intangible assets are reviewed for impairment in accordance with ASC 360, “Property, Plant and Equipment,” whenever facts and circumstances indicate that the carrying amount may not be recoverable. Specifically, this process involves comparing an asset’s carrying value to the estimated undiscounted future cash flows the asset is expected to generate over its remaining life. If this process were to result in the conclusion that the carrying value of a long-lived asset would not be recoverable, a write-down of the asset to fair value would be recorded through a charge to operations.

Goodwill

The changes in the carrying amount of goodwill by reportable segment are as follows:

	Consumer	Consumer
	Packaging	Packaging
	International	North America	Flexibles	Total
Balance as of fiscal 2022	$1,712	$1,540	$798	$4,050
Foreign currency translation adjustment	81	1	17	99
Acquisitions	—	38	—	38
Balance as of fiscal 2023	$1,793	$1,579	$815	$4,187
Foreign currency translation adjustment	107	(1)	16	122
Acquisitions	—	35	—	35
Dispositions	(49)	—	—	(49)
Balance as of fiscal 2024	$1,851	$1,613	$831	$4,295

In fiscal year 2024, the Company completed a qualitative analysis to evaluate impairment of goodwill and concluded that it was more likely than not that the fair value for each reporting unit exceeded the carrying amount. We reached this conclusion based on the stable valuations within the packaging industry and operating results of our reporting units. As a result of our annual impairment evaluations the Company concluded that no impairment existed in fiscal 2024.

Deferred Financing Fees

Deferred financing fees are amortized to interest expense using the effective interest method over the lives of the respective debt agreements. Pursuant to ASC 835-30, the Company presents $31 million and $34 million as of fiscal 2024 and fiscal 2023, respectively, of debt issuance and deferred financing costs on the balance sheet as a deduction from the carrying amount of the related debt liability, instead of a deferred charge.

Intangible Assets

The changes in the carrying amount of intangible assets are as follows:

	Customer		Other	Accumulated
	Relationships	Trademarks	Intangibles	Amortization	Total
Balance as of fiscal 2022	$2,548	$449	$44	$(1,527)	$1,514
Foreign currency translation adjustment	63	11	—	(21)	53
Amortization expense	—	—	—	(192)	(192)
Acquisitions	35	3	—	—	38
Balance as of fiscal 2023	$2,646	$463	$44	$(1,740)	$1,413
Foreign currency translation adjustment	69	13	—	(38)	44
Amortization expense	—	—	—	(186)	(186)
Acquisitions	18	1	3	—	22
Balance as of fiscal 2024	$2,733	$477	$47	$(1,964)	$1,293

Customer relationships are being amortized using an accelerated amortization method which corresponds with the customer attrition rates used in the initial valuation of the intangibles over the estimated life of the relationships which range from 5 to 17 years. Definite lived trademarks are being amortized using the straight-line method over the estimated life of the assets which are not more than 15 years. Other intangibles, which include technology and licenses, are being amortized using the straight-line method over the estimated life of the assets which range from 5 to 14 years. The Company has trademarks that total $207 million that are indefinite lived and we test annually for impairment on the first day of the fourth quarter. We completed the annual impairment test of our indefinite lived trade names utilizing the qualitative method in each year and noted no impairment.

Future amortization expense for definite lived intangibles as of fiscal 2024 for the next five fiscal years is $180 million, $170 million, $138 million, $124 million, and $110 million each year for fiscal years ending 2025, 2026, 2027, 2028, and 2029, respectively.

Insurable Liabilities

The Company records liabilities for the self-insured portion of workers’ compensation, health, product, general and auto liabilities. The determination of these liabilities and related expenses is dependent on claims experience. For most of these liabilities, claims incurred but not yet reported are estimated based upon historical claims experience.

Leases

The Company leases certain manufacturing facilities, warehouses, office space, manufacturing equipment, office equipment, and automobiles. We recognize right-of-use assets and lease liabilities for leases with original lease terms greater than one year based on the present value of lease payments over the lease term using our incremental borrowing rate on a collateralized basis. Short-term leases, with original lease terms of less than one year, are not recognized on the balance sheet. We are party to certain leases, namely for manufacturing facilities, which offer renewal options to extend the original lease term. Renewal options are included in the right-of-use asset and lease liability based on our assessment of the probability that the options will be exercised. See Note 6. Commitments, Leases and Contingencies.

At September 28, 2024, annual lease commitments were as follows:

Fiscal Year	Operating Leases	Finance Leases
2025	$118	$9
2026	105	11
2027	94	3
2028	79	2
2029	64	1
Thereafter	295	8
Total lease payments	755	34
Less: Interest	(137)	(5)
Present value of lease liabilities	$618	$29

Income Taxes

The Company accounts for income taxes under the asset and liability approach, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequence of events that have been recognized in the Company’s financial statements or income tax returns. Income taxes are recognized during the period in which the underlying transactions are recorded. Deferred taxes, with the exception of non-deductible goodwill, are provided for temporary differences between amounts of assets and liabilities as recorded for financial reporting purposes and such amounts as measured by tax laws. If the Company determines that a deferred tax asset arising from temporary differences is not likely to be utilized, the Company will establish a valuation allowance against that asset to record it at its expected realizable value. The Company recognizes uncertain tax positions when it is more likely than not that the tax position will be sustained upon examination by relevant taxing authorities, based on the technical merits of the position. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company’s effective tax rate is dependent on many factors including: the impact of enacted tax laws in jurisdictions in which the Company operates; the amount of earnings by jurisdiction, due to varying tax rates in each country; and the Company’s ability to utilize foreign tax credits related to foreign taxes paid on foreign earnings that will be remitted to the U.S.

Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes net unrealized gains or losses resulting from currency translations of foreign subsidiaries, changes in the value of our derivative instruments and adjustments to the pension liability.

The accumulated balances related to each component of other comprehensive income (loss), net of tax before reclassifications were as follows:

		Defined Benefit
	Currency	Pension and Retiree	Derivative	Accumulated Other
	Translation	Health Benefit Plans	Instruments	Comprehensive Loss
Balance as of fiscal 2022	$(455)	$(32)	$84	$(403)
Other comprehensive income (loss)	115	(53)	39	101
Net amount reclassified from accumulated other comprehensive income (loss)	—	1	(35)	(34)
Balance as of fiscal 2023	$(340)	$(84)	$88	$(336)
Other comprehensive income (loss)	111	40	(70)	81
Net amount reclassified from accumulated other comprehensive income (loss)	—	—	(40)	(40)
Balance as of fiscal 2024	$(229)	$(44)	$(22)	$(295)

Pension

The accounting for our pension plans requires us to recognize the overfunded or underfunded status of the pension plans on our balance sheet. The selection of assumptions is based on historical trends and known economic and market conditions at the time of valuation, as well as independent studies of trends performed by our actuaries. Pension benefit costs include assumptions for the discount rate, mortality rate, retirement age, and expected return on plan assets. Retiree medical plan costs include assumptions for the discount rate, retirement age, and health-care-cost trend rates. We review annually the discount rate used to calculate the present value of pension plan liabilities. The discount rate used at each measurement date is set based on a high-quality corporate bond yield curve, derived based on bond universe information sourced from reputable third-party indices, data providers, and rating agencies. In countries where there is no deep market in corporate bonds, we have used a government bond approach to set the discount rate. In evaluating other assumptions, the Company considers many factors, including an evaluation of expected return on plan assets and the health-care-cost trend rates of other companies; historical assumptions compared with actual results; an analysis of current market conditions and asset allocations; and the views of advisers.

Net Income Per Share

The Company calculates basic net income per share based on the weighted-average number of outstanding common shares. The Company calculates diluted net income per share based on the weighted-average number of outstanding common shares plus the effect of dilutive securities.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make extensive use of estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of sales and expenses. Actual results could differ materially from these estimates. Changes in estimates are recorded in results of operations in the period that the event or circumstances giving rise to such changes occur.

Recently Issued Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07 “Segment Reporting (Topic 280): Improvements to Reporting Segment Disclosures.” The ASU was issued to improve reportable segment disclosure requirements, primarily through enhanced disclosures of significant segment expenses that are regularly provided to the chief operating decision maker and included within segment profit and loss. This guidance is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted, and applied retrospectively to all prior periods presented in the financial statements. The Company is currently evaluating the impact of adopting this guidance.

In December 2023, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures.” The ASU was issued to improve transparency and disclosure requirements for the rate reconciliation, income taxes paid and other tax disclosures. The amendments in ASU 2023-09 are effective for fiscal years beginning after December 15, 2024, with early adoption permitted, and may be applied either prospectively or retrospectively. The Company is currently evaluating the impact of adopting this guidance.